UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:   October 31

Date of reporting period:   10/31/2017

Item 1.   Reports to Stockholders.

Annual Report 10/31/2017

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Global Multi-Asset Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	5.04%	0.05%	0.90%
Since Inception (12/1/14)	3.05	1.35	2.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 5.04% during the reporting period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) produced a return of 0.90% over the same period. At period end, the Fund’s Class A shares (without sales charge) produced a distribution rate of 4.02%.

MARKET OVERVIEW

Shortly after the reporting period began, markets turned to “risk-on” mode after the surprise election of Donald Trump. Equities climbed and U.S. Treasury yields rose to levels not experienced since 2014. The 10-year yield opened the reporting period on November 1, 2016 at 1.38% and ended 2016 at 2.44%.

Global economic data continued to improve during the reporting period. Business and consumer confidence are at cyclical highs in many countries. Monetary policy in the United

States tightened during the reporting period, with the Federal Reserve (the “Fed”) raising its benchmark interest rate in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point. The Fed also announced the beginning of its plan to passively reduce the size of its balance sheet in September 2017. While we do not expect this process to have meaningful impact on bond markets, we are more cautious on the potential for tax cuts and the upcoming appointment of a new Fed chair.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Against this backdrop, equity markets throughout the globe produced positive absolute returns. Emerging market equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 26.45% for the one-year ended October 31, 2017, the MSCI All Country World Index up 23.20%, and the S&P 500 Index up 23.63%. Year to date in 2017, U.S. Treasury rates fell overall from the close of 2016 and ended the reporting period at 2.38%. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index produced a muted return of 0.90% for the one-year ended October 31, 2017.

FUND REVIEW

During the period our Equity Income and Fixed Income components were positive contributors to performance. This was partially offset by detractors in the Alternative and Real Asset Income components.

Within our Equity Income component, our allocation to U.S. core equity and high-dividend equity strategies did well relative to the other income sources. Dividend-oriented stocks have historically provided an attractive source of income as well as capital appreciation over the long-term. In the short-term, our research suggests the U.S. economy continues its cyclical upswing, which is a favorable environment for equities.

In the Fixed Income component, our exposure to credit assets, in particular global high yield and bank loans were positive contributors during the period. Credit assets over the last year have been some of the best performing asset classes on a risk-adjusted basis. To realize some gains and in recognition of rising risks in the extended credit cycle, we have moved our portfolio up in credit quality.

Specifically, we have reduced our high yield corporate bond exposure in favor of bank loans, where we see comparable spreads for less interest rate risk. In our view, corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. Despite favorable economic conditions, the current business cycle is very extended, a fact that is reflected in the expensive valuations of several asset classes as well as the build-up of leverage in the corporate sector. In the credit cycle, corporate leverage typically follows a cyclical pattern that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

Also in the Fixed Income component, our emerging markets local debt strategy did well during the period, outperforming other income-oriented assets. Our macroeconomic tools and research indicate the emerging economies remain on a gradual “recovery” path that began in early 2016. With this backdrop and an attractive real yield, we prefer this asset class in comparison to

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

developed market bonds that have low or negative real yields. In addition, many emerging markets have room to cut rates as inflation declines and we believe this will provide some capital appreciation.

The positive performance in Equities and Fixed Income was partially offset by the Alternative Income and Real Asset components, which were detractors for the period. We hold event-linked bonds because we believe they offer strong potential for diversified income. With the recent string of natural disasters - notably the earthquake in Mexico and Hurricanes Harvey and Irma - this market had been under considerable stress. However, damage estimates did drop considerably from those initial fears after Irma veered west of Miami and weakened from its peak strength. This caused the event-linked bond market to sell-off during the period. We did see a recovery of some of the sharp decline as damage estimates were revised lower. Despite the string of natural disasters, we believe event-linked bonds provide an attractive floating-rate income source with low correlation to other assets.

The other driver of the underperformance came from our exposure to Master Limited Partnerships (“MLPs”). Despite a move higher in energy prices MLPs struggled during the period due to partnership specific issues.

In our view, the excess supply of oil starting to normalize should provide some upside and stability to prices. We continue to be bullish on these income sources due to the attractive real yield relative to other sources.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek total return. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. Informed by these indicators, the portfolio management team manages the portfolio’s allocation in seeking to meet its investment objective and to maintain an attractive income to risk profile.

The Fund invests in a globally diversified set of income generating assets, including traditional fixed income, income generating equities and real assets, and alternative income sources. The portfolio management team attempts to produce a high level of current income without taking on an undue level of risk. For this strategy, the team targets a high level of yield efficiency, a measure of income relative to portfolio risk contribution.

As we look ahead, we have modest return expectations given valuations in most asset classes and prefer relative value opportunities rather than large directional tilts in the portfolio. We see an accelerating growth picture abroad as a potential tailwind to risk assets in the near term. In terms of our asset allocation overlays, we have a relative value preference for European and Emerging equities versus the U.S. equity market, where we see the greatest opportunity in growth and cheaper valuations. Outside of equities, we continue to see attractive income and

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

total return opportunities in emerging markets local debt, given attractive real yields, stable inflation and cheap currency valuations in most high yielding markets. In credit markets, we continue to see increased warning signals. In particular, non-financial corporate leverage nearing previous cyclical peaks causes us to overweight bank loans versus high yield corporate debt. As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscape to assess risks to the macro outlook and financial markets. While some fundamental risks have increased, the current macro backdrop is quite favorable to risk assets in the near term and we don’t see a clear catalyst for increased volatility. Should we see deterioration in economic data, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton
Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

Dokyoung Lee, CFA
Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Oppenheimer Senior Floating Rate Fund, Cl. I	24.7%
Oppenheimer Master Event-Linked Bond Fund, LLC	11.9
Oppenheimer Global High Yield Fund, Cl. I	9.6
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	9.3
Oppenheimer Institutional Government Money Market Fund, Cl. E	6.3
Toronto-Dominion Bank (The), Unequally-weighted basket of 22 equity securities of MLPs and One Corp. Indexed Nts., 0%, 8/22/18	5.0
Schwab US Dividend Equity Exchange Traded Fund	3.9
ETRACS Alerian MLP Infrastructure Index ETN	1.2
Apple, Inc.	0.7
Alphabet, Inc., Cl. C	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Investment Companies ETRACS Alerian MLP Infrastructure Index ETN	1.2%
Oppenheimer Emerging Markets Local Debt Fund	9.4
Oppenheimer Global High Yield Fund	9.7
Oppenheimer Institutional Government Money Market Fund	6.4
Oppenheimer Master Event-Linked Bond Fund, LLC	12.0
Oppenheimer Senior Floating Rate Fund	24.9
Schwab US Dividend Equity Exchange Traded Fund	4.0
Common Stocks	17.1
Non-Convertible Corporate Bonds and Notes	6.5
Structured Securities	5.1
Preferred Stocks	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	88.8%
Canada	6.0
France	1.0
United Kingdom	1.0
Australia	0.8
Singapore	0.6
Switzerland	0.4
Spain	0.4
Netherlands	0.3
Italy	0.2

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	94.8%
Europe	3.5
Asia	1.6
Latin & South America	0.1

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES

As of 10/31/17

	Without Sales Charge	With Sales Charge
Class A	4.02%	3.83%
Class C	3.22	N/A
Class I	4.22	N/A
Class R	3.69	N/A
Class Y	4.22	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 10/31/17

Class A	5.88%
Class C	5.41
Class I	6.44
Class R	5.88
Class Y	6.43

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 10/31/17

Class A	5.08%
Class C	4.41
Class I	5.75
Class R	4.75
Class Y	5.50

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception		Since
	Date	1-Year	Inception
Class A (QMAAX)	12/1/14	5.04%	3.05%
Class C (QMACX)	12/1/14	4.16	2.21
Class I (QMAIX)	12/1/14	5.28	3.28
Class R (QMARX)	12/1/14	4.62	2.72
Class Y (QMAYX)	12/1/14	5.23	3.21

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17
	Inception		Since
	Date	1-Year	Inception
Class A (QMAAX)	12/1/14	0.05%	1.35%
Class C (QMACX)	12/1/14	3.16	2.21
Class I (QMAIX)	12/1/14	5.28	3.28
Class R (QMARX)	12/1/14	4.62	2.72
Class Y (QMAYX)	12/1/14	5.23	3.21

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended October 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended October 31, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	May 1, 2017	October 31, 2017	October 31, 2017
Class A	$ 1,000.00	$ 1,008.70	$ 4.01
Class C	1,000.00	1,003.60	8.27
Class I	1,000.00	1,009.80	2.33
Class R	1,000.00	1,005.90	5.78
Class Y	1,000.00	1,009.50	3.15

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.22	4.03
Class C	1,000.00	1,016.99	8.32
Class I	1,000.00	1,022.89	2.35
Class R	1,000.00	1,019.46	5.82
Class Y	1,000.00	1,022.08	3.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.79%
Class C	1.63
Class I	0.46
Class R	1.14
Class Y	0.62

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value
Common Stocks—16.9%
Consumer Discretionary—1.3%
Auto Components—0.2%
Delphi Automotive plc	1,790	$177,890
Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp.	1,510	252,034
Household Durables—0.1%
Whirlpool Corp.	840	137,701
Media—0.4%
Comcast Corp., Cl. A	10,450	376,514
Specialty Retail—0.4%
AutoZone, Inc.[1]	270	159,165
Lowe’s Cos., Inc.	2,560	204,672
O’Reilly Automotive, Inc.[1]	310	65,395
		429,232
Consumer Staples—0.9%
Beverages—0.3%
PepsiCo, Inc.	3,420	376,986
Food Products—0.4%
Kraft Heinz Co. (The)	2,820	218,071
Mondelez International, Inc., Cl. A	4,480	185,606
		403,677
Tobacco—0.2%
Philip Morris International, Inc.	2,320	242,765
Energy—0.7%
Energy Equipment & Services—0.2%
Schlumberger Ltd.	3,090	197,760
Oil, Gas & Consumable Fuels—0.5%
Magellan Midstream Partners LP2	3,660	251,479
Suncor Energy, Inc.	8,070	274,057
		525,536
Financials—7.4%
Capital Markets—0.7%
Bank of New York Mellon Corp. (The)	3,990	205,285
CME Group, Inc., Cl. A	1,410	193,410
Intercontinental Exchange, Inc.	2,960	195,656
S&P Global, Inc.	1,180	184,635
		778,986

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Banks—0.7%
Citigroup, Inc.	5,360	$393,960
SunTrust Banks, Inc.	2,350	141,494
US Bancorp	3,440	187,067
		722,521
Consumer Finance—0.3%
American Express Co.	2,810	268,411
Discover Financial Services	1,750	116,428
		384,839
Diversified Financial Services—0.3%
Berkshire Hathaway, Inc., Cl. B1	1,560	291,626
Insurance—0.5%
Brighthouse Financial, Inc.[1]	260	16,167
Marsh & McLennan Cos., Inc.	1,830	148,102
MetLife, Inc.	2,810	150,560
Progressive Corp. (The)	3,630	176,599
		491,428
Real Estate Investment Trusts (REITs)—4.7%
Apple Hospitality REIT, Inc.	6,920	131,065
Ascendas Real Estate Investment Trust	93,087	187,121
Blackstone Mortgage Trust, Inc., Cl. A	8,790	279,786
Eurocommercial Properties NV	3,674	153,064
Fortune Real Estate Investment Trust	165,000	199,312
Gaming & Leisure Properties, Inc.	9,180	335,437
GEO Group, Inc. (The)	3,465	89,917
ICADE	2,587	226,338
Investa Office Fund	29,200	100,201
Keppel REIT	279,000	240,525
Mapletree Commercial Trust	214,000	244,248
Medical Properties Trust, Inc.	15,240	201,625
MGM Growth Properties LLC, Cl. A	2,900	85,579
Mid-America Apartment Communities, Inc.	970	99,280
New Residential Investment Corp.	12,940	228,132
Park Hotels & Resorts, Inc.	10,470	301,431
Physicians Realty Trust	16,080	279,470
Pure Industrial Real Estate Trust	29,856	154,128
Select Income REIT	3,740	90,358
STAG Industrial, Inc.	4,030	110,019
Starwood Property Trust, Inc.	11,170	240,267
Unibail-Rodamco SE	761	190,556
Ventas, Inc.	1,140	71,535
Vicinity Centres	50,400	102,277
Warehouses de Pauw CVA	1,548	167,380
Welltower, Inc.	4,130	276,545

14        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Wereldhave NV	3,811	$173,175
		4,958,771
Real Estate Management & Development—0.2%
Carmila SA	8,100	224,372
Health Care—1.7%
Biotechnology—0.4%
Celgene Corp.[1]	2,220	224,153
Gilead Sciences, Inc.	2,110	158,166
		382,319
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp.[1]	3,630	102,148
Stryker Corp.	950	147,127
		249,275
Health Care Providers & Services—0.5%
Express Scripts Holding Co.[1]	2,440	149,547
UnitedHealth Group, Inc.	1,640	344,761
		494,308
Health Care Technology—0.1%
Cerner Corp.[1]	1,370	92,502
Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	1,320	89,800
Pharmaceuticals—0.4%
Merck & Co., Inc.	6,370	350,923
Mylan NV1	2,440	87,132
Valeant Pharmaceuticals International, Inc.[1]	2,640	30,862
		468,917
Industrials—1.2%
Aerospace & Defense—0.2%
Lockheed Martin Corp.	850	261,936
Airlines—0.1%
Alaska Air Group, Inc.	860	56,786
Commercial Services & Supplies—0.2%
Johnson Controls International plc	3,110	128,723
Republic Services, Inc., Cl. A	570	37,090
Waste Connections, Inc.	820	57,949
		223,762

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Industrial Conglomerates—0.2%
General Electric Co.	11,700	$235,872
Professional Services—0.2%
Equifax, Inc.	310	33,644
Nielsen Holdings plc	3,620	134,194
		167,838
Road & Rail—0.2%
Canadian National Railway Co.	1,970	158,565
Canadian Pacific Railway Ltd.	600	104,064
		262,629
Trading Companies & Distributors—0.1%
Fastenal Co.	1,740	81,728
Information Technology—2.7%
Communications Equipment—0.2%
Cisco Systems, Inc.	4,350	148,552
Motorola Solutions, Inc.	570	51,608
		200,160
Internet Software & Services—1.1%
Alphabet, Inc., Cl. C1	620	630,317
eBay, Inc.[1]	3,320	124,965
Facebook, Inc., Cl. A1	2,060	370,923
		1,126,205
IT Services—0.4%
Amdocs Ltd.	2,990	194,649
PayPal Holdings, Inc.[1]	2,470	179,223
		373,872
Semiconductors & Semiconductor Equipment—0.2%
Applied Materials, Inc.	3,260	183,962
Maxim Integrated Products, Inc.	1,450	76,183
		260,145
Software—0.0%
Snap, Inc., Cl. A1	2,570	39,424
Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	4,520	764,061
Western Digital Corp.	1,390	124,085
		888,146
Materials—0.4%
Chemicals—0.3%
DowDuPont, Inc.	1,967	142,234

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	1,420	$165,061
		307,295
Construction Materials—0.1%
Vulcan Materials Co.	770	93,747
Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
Verizon Communications, Inc.	4,710	225,468
Utilities—0.4%
Electric Utilities—0.3%
PG&E Corp.	4,870	281,340
Multi-Utilities—0.1%
National Grid plc	12,880	155,002
Total Common Stocks (Cost $17,695,147)		17,991,114
Preferred Stocks—3.6%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,833	102,839
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	3,200	85,888
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	2,975	74,107
Carlyle Group LP (The), 5.875% Non-Cum., Series A, Non-Vtg.[1]	3,810	96,355
Citigroup Capital XIII, 7.681% [US0003M+637], Cum., Non-Vtg.[3]	9,775	266,075
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.[1]	1,000	27,810
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,275	60,720
Dominion Energy, Inc., 5.25% Cum.	2,900	73,457
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,825	98,456
eBay, Inc., 6% Cv.	3,500	94,780
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[7]	5,450	155,271
First Republic Bank, 7% Non-Cum.	2,600	69,290
GMAC Capital Trust I, 7.10% [US003M+578.5], Jr. Sub., Non-Vtg.[3]	5,324	139,808
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,700	264,907
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[7]	4,542	135,942
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,700	102,712
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[7]	5,975	161,325
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[7]	8,750	245,000
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,350	62,346
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[7]	8,350	235,637
Prudential Financial, Inc., 5.75% Jr. Sub.	2,050	52,111
Qwest Corp., 7% Sr. Unsec.	5,565	145,914
Senior Housing Properties Trust, 5.625% Sr. Unsec.	2,875	72,421
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	2,475	66,578
Southern Co. (The), 5.25% Jr. Sub.	1,725	43,763
State Street Corp., 6% Non-Cum., Non-Vtg.	6,000	161,580
US Bancorp, 6.50% Non-Cum., Non-Vtg.[7]	8,500	244,630

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	5,725	$144,785
VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	240,997
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	1,270	32,766
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg.[7]	3,300	94,413
Total Preferred Stocks (Cost $3,776,374)		3,852,683
	Principal Amount
Non-Convertible Corporate Bonds and Notes—6.4%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[3,4]	$160,000	164,400
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	230,280
Banco Bilbao Vizcaya Argentaria SA, 9% [USSW5+826.2] Jr. Sub. Perpetual Bonds[3,4]	200,000	207,041
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[3,4]	200,000	208,453
Bank of America Corp.:
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[3,4]	225,000	256,900
8.00% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K3,4	210,000	213,160
Bank of Nova Scotia (The), 4.65% [US0003M+264.8] Jr. Sub. Perpetual Bonds[3,4]	206,000	207,159
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[3,4]	200,000	223,417
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	224,750
Charles Schwab Corp. (The), 5% [US0003M+257.5] Jr. Sub. Perpetual Bonds[3,4]	209,000	211,613
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[3,4]	170,000	176,536
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[3,4]	190,000	204,013
Citizens Financial Group, Inc., 5.50% [US0003M+396] Jr. Sub. Perpetual Bonds[3,4]	150,000	157,500
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[3,4]	200,000	219,250
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[3,4]	125,000	127,645
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,4]	188,000	201,160
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[3,4]	55,000	56,375
Goldman Sachs Capital II, 4% [US0003M+76.75] Jr. Sub. Perpetual Bonds[3,4]	11,000	9,772
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[3,4,6]	105,000	105,053
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L3,4	103,000	106,476
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[3,4]	200,000	217,750
ILFC E-Capital Trust I, 4.36% [30YR CMT +155] Jr. Sub. Nts., 12/21/65[3,5]	220,000	212,850
JPMorgan Chase & Co.:
4.625% [US0003M+258] Jr. Sub. Perpetual Bonds[3,4]	100,000	99,688
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[3,4]	230,000	255,588
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[3,4]	166,000	170,441
KeyCorp, 5% [US0003M+360.6] Jr. Sub. Perpetual Bonds[3,4]	200,000	209,250
M&T Bank Corp., 5.125% [US0003M+352] Jr. Sub. Perpetual Bonds[3,4]	150,000	160,238
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	210,000
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[3,4]	106,000	111,126

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[3]	$107,000	$107,345
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	221,500
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[3,4,5]	220,000	241,879
SunTrust Banks, Inc., 5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[3,4]	137,000	140,836
UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[3,4]	200,000	219,927
UniCredit SpA, 8% [USSW5+518] Jr. Sub. Perpetual Bonds[3,4]	200,000	221,831
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[3,4]	278,000	279,390
Westpac Banking Corp. (New Zealand), 5% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[3,4]	200,000	201,176
Total Non-Convertible Corporate Bonds and Notes (Cost $6,560,694)		6,791,768
	Shares
Structured Security—5.0%
Toronto-Dominion Bank (The), Unequally-weighted basket of 22 equity securities of MLPs and One Corp. Indexed Nts., 8/22/18 (Cost $6,126,876)	6,123,000	5,355,699

Investment Companies—66.9%
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	53,051	1,246,168
Oppenheimer Emerging Markets Local Debt Fund, Cl. I8	1,356,095	9,899,492
Oppenheimer Global High Yield Fund, Cl. I8	1,067,690	10,164,408
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[8,9]	6,732,147	6,732,147
Oppenheimer Master Event-Linked Bond Fund, LLC[8]	849,939	12,659,994
Oppenheimer Senior Floating Rate Fund, Cl. I8	3,240,792	26,218,004
Schwab US Dividend Equity Exchange Traded Fund	85,933	4,166,891
Total Investment Companies (Cost $72,496,569)		71,087,104
Total Investments, at Value (Cost $106,655,660)	98.8%	105,078,368
Net Other Assets (Liabilities)	1.2	1,250,847
Net Assets	100.0%	$106,329,215

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $1,341,259 or 1.26% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares October 31, 2016	Gross Additions		Gross Reductions		Shares October 31, 2017
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	729,124	626,971		—		1,356,095
Oppenheimer Global High Yield Fund, Cl. I	1,160,934	460,593		553,837		1,067,690
Oppenheimer Institutional Government Money Market Fund, Cl. E	37,868	64,679,790		57,985,511		6,732,147
Oppenheimer Master Event-Linked Bond Fund, LLC	512,120	350,160		12,341		849,939
Oppenheimer Senior Floating Rate Fund, Cl. I	1,020,434	2,239,428		19,070		3,240,792

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	$9,899,492	$160,673		$—		$229,915
Oppenheimer Global High Yield Fund, Cl. I	10,164,408	478,864		(126,997)		376,328
Oppenheimer Institutional Government Money Market Fund, Cl. E	6,732,147	22,551		—		—
Oppenheimer Master Event-Linked Bond Fund, LLC	12,659,994	682,706	[a]	(106,295)	[a]	(1,591,001)	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	26,218,004	725,322		(3,814)		(43,782)
Total	$65,674,045	$2,070,116		$(237,106)		$(1,028,540)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

9. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$ 93,303,922	88.8%
Canada	6,311,622	6.0
France	1,087,517	1.0
United Kingdom	1,015,938	1.0
Australia	843,935	0.8
Singapore	671,894	0.6
Switzerland	439,177	0.4
Spain	415,494	0.4
Netherlands	326,238	0.3
Italy	221,831	0.2
Hong Kong	199,312	0.2
Belgium	167,380	0.2
Bermuda	74,108	0.1
Total	$ 105,078,368	100.0%

20        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Futures Contracts as of October 31, 2017

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Market Index	Buy	12/15/17	43	USD 2,348	$2,417,030	$69,477
S&P 500 E-Mini Index	Buy	12/15/17	5	USD 616	643,188	27,227
United States Treasury Long Bonds	Buy	12/19/17	11	USD 1,697	1,677,156	(19,363)
United States Treasury Nts., 10 yr.	Buy	12/19/17	101	USD 12,800	12,618,688	(180,863)
United States Treasury Nts., 5 yr.	Sell	12/29/17	19	USD 2,249	2,226,563	22,681
United States Ultra Bonds	Buy	12/19/17	50	USD 8,361	8,239,063	(122,283)
						$(203,124)

Over-the-Counter Total Return Swaps at October 31, 2017

Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Schwab US Dividend Equity Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 15 basis points	5/25/18	USD 3,207	$326,700	$326,700

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
Definitions
30YR CMT	30 Year Constant Maturity Treasury
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $39,049,995)	$39,404,323
Affiliated companies (cost $67,605,665)	65,674,045
105,078,368
Cash used for collateral on futures	497,000
Swaps, at value	326,700
Receivables and other assets:
Shares of beneficial interest sold	912,017
Interest and dividends	312,171
Investments sold	196,407
Variation margin receivable	36,822
Other	45,008
Total assets	107,404,493

Liabilities
Payables and other liabilities:
Investments purchased (including $105,000 purchased on a when-issued or delayed delivery basis)	764,891
Shares of beneficial interest redeemed	214,490
Distribution and service plan fees	16,240
Variation margin payable	7,891
Shareholder communications	6,106
Trustees’ compensation	749
Other	64,911
Total liabilities	1,075,278

Net Assets	$106,329,215

Composition of Net Assets
Par value of shares of beneficial interest	$11,128
Additional paid-in capital	109,079,106
Accumulated net investment loss	(233,789)
Accumulated net realized loss on investments and foreign currency transactions	(1,073,675)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,453,555)
Net Assets	$106,329,215

22        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $69,140,891 and 7,235,039 shares of beneficial interest outstanding)	$9.56

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.04

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,802,362 and 712,963 shares of beneficial interest outstanding)	$9.54

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $104,758 and 10,962 shares of beneficial interest outstanding)	$9.56

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,207,292 and 126,397 shares of beneficial interest outstanding)	$9.55

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $29,073,912 and 3,042,473 shares of beneficial interest outstanding)	$9.56

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2017

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$681,689
Dividends	1,017
Net expenses	(47,690)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	635,016
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $9,110)	747,874
Affiliated companies	1,387,410
Interest	543,569
Total investment income	2,678,853
Expenses
Management fees	450,860
Distribution and service plan fees:
Class A	24,982
Class C	35,382
Class R	4,461
Transfer and shareholder servicing agent fees:
Class A	130,389
Class C	7,795
Class I	6
Class R	1,974
Class Y	20,796
Shareholder communications:
Class A	19,592
Class C	7,740
Class I	4
Class R	2,378
Class Y	7,656
Registration fees	83,494
Custodian fees and expenses	65,430
Legal, auditing and other professional fees	58,238
Trustees’ compensation	1,093
Other	1,875
Total expenses	924,145
Less waivers and reimbursements of expenses	(332,188)
Net expenses	591,957
Net Investment Income	2,721,912

24        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$60,069
Affiliated companies	(130,811)
Option contracts written	(22,300)
Futures contracts	170,347
Foreign currency transactions	121
Forward currency exchange contracts	7,406
Distributions received from affiliate companies	6,925
Swap contracts	293,075
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(106,295)

Net realized gain	278,537
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	548,667
Affiliated companies	562,461
Translation of assets and liabilities denominated in foreign currencies	177
Futures contracts	(10,892)
Swap contracts	306,821
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,591,001)

Net change in unrealized appreciation/depreciation	(183,767)
Net Increase in Net Assets Resulting from Operations	$2,816,682

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$ 2,721,912	$2,185,693
Net realized gain (loss)	278,537	(825,503)
Net change in unrealized appreciation/depreciation	(183,767)	1,241,806

Net increase in net assets resulting from operations	2,816,682	2,601,996
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,652,904)	(2,227,735)
Class C	(121,797)	(17,216)
Class I	(843)	(451)
Class R	(38,167)	(13,000)
Class Y	(402,090)	(3,245)

	(3,215,801)	(2,261,647)
Tax return of capital distribution:
Class A	(275,283)	—
Class C	(12,638)	—
Class I	(88)	—
Class R	(3,961)	—
Class Y	(41,724)	—

	(333,694)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	17,705,596	3,302,144
Class C	5,818,005	921,021
Class I	96,553	—
Class R	501,009	553,457
Class Y	29,301,601	110,635

	53,422,764	4,887,257
Net Assets
Total increase	52,689,951	5,227,606
Beginning of period	53,639,264	48,411,658

End of period (including accumulated net investment income (loss) of $(233,789) and $121,164, respectively)	$ 106,329,215	$53,639,264

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.36	0.41	0.38
Net realized and unrealized gain (loss)	0.11	0.08	(0.51)

Total from investment operations	0.47	0.49	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.43)	(0.36)
Tax return of capital distribution	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.48)	(0.43)	(0.36)
Net asset value, end of period	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	5.04%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,141	$51,716	$48,077
Average net assets (in thousands)	$59,340	$48,887	$49,189
Ratios to average net assets:[5,6]
Net investment income	3.72%	4.40%	4.21%
Expenses excluding specific expenses listed below	1.27%	1.38%	1.21%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.27%	1.38%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.94%	0.79%
Portfolio turnover rate	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.56%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.28	0.35	0.29
Net realized and unrealized gain (loss)	0.11	0.07	(0.50)

Total from investment operations	0.39	0.42	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.37)	(0.28)
Tax return of capital distribution	(0.04)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.41)	(0.37)	(0.28)
Net asset value, end of period	$9.54	$9.56	$9.51

Total Return, at Net Asset Value[4]	4.16%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,802	$1,047	$119
Average net assets (in thousands)	$3,568	$502	$71
Ratios to average net assets:[5,6]
Net investment income	2.93%	3.69%	3.31%
Expenses excluding specific expenses listed below	2.36%	2.67%	5.29%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	2.36%	2.67%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.69%	1.68%
Portfolio turnover rate	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.65%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.39	0.44	0.40
Net realized and unrealized gain (loss)	0.11	0.07	(0.51)

Total from investment operations	0.50	0.51	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.45)	(0.38)
Tax return of capital distribution	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.51)	(0.45)	(0.38)
Net asset value, end of period	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	5.28%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105	$10	$10
Average net assets (in thousands)	$17	$9	$10
Ratios to average net assets:[5,6]
Net investment income	4.05%	4.65%	4.43%
Expenses excluding specific expenses listed below	0.98%	1.16%	0.98%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	0.98%	1.16%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.69%	0.56%
Portfolio turnover rate	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.27%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.33	0.40	0.34
Net realized and unrealized gain (loss)	0.10	0.07	(0.50)

Total from investment operations	0.43	0.47	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.41)	(0.33)
Tax return of capital distribution	(0.04)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.45)	(0.41)	(0.33)
Net asset value, end of period	$9.55	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.62%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,207	$713	$163
Average net assets (in thousands)	$900	$315	$56
Ratios to average net assets:[5,6]
Net investment income	3.41%	4.27%	3.89%
Expenses excluding specific expenses listed below	1.95%	2.00%	4.14%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.95%	2.00%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.12%	1.18%
Portfolio turnover rate	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.24%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.38	0.45	0.38
Net realized and unrealized gain (loss)	0.11	0.06	(0.51)

Total from investment operations	0.49	0.51	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.45)	(0.36)
Tax return of capital distribution	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.45)	(0.36)
Net asset value, end of period	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	5.23%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,074	$153	$43
Average net assets (in thousands)	$9,580	$73	$21
Ratios to average net assets:[5,6]
Net investment income	3.96%	4.72%	4.28%
Expenses excluding specific expenses listed below	1.19%	1.39%	1.26%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.19%	1.39%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.66%	0.73%
Portfolio turnover rate	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.48%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on December 1, 2014.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

32        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account

33        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$1,713,142	$1,041,405

1. At period end, the Fund had $1,713,142 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included

34        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$1,713,142

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$168,080	$472,630	$304,550

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income	$3,215,801	$2,261,647
Return of capital	333,694	—

Total	$3,549,495	$2,261,647

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$106,419,861
Federal tax cost of other investments	23,395,335

Total federal tax cost	$129,815,196

Gross unrealized appreciation	$2,071,669
Gross unrealized depreciation	(3,113,074)

Net unrealized depreciation	$(1,041,405)

35        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt

36        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

37        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,373,371	$—	$—	$1,373,371
Consumer Staples	1,023,428	—	—	1,023,428
Energy	723,296	—	—	723,296
Financials	5,643,974	2,208,569	—	7,852,543
Health Care	1,777,121	—	—	1,777,121
Industrials	1,290,551	—	—	1,290,551
Information Technology	2,887,952	—	—	2,887,952
Materials	401,042	—	—	401,042
Telecommunication Services	225,468	—	—	225,468
Utilities	281,340	155,002	—	436,342
Preferred Stocks	3,852,683	—	—	3,852,683
Non-Convertible Corporate Bonds and Notes	—	6,791,768	—	6,791,768
Structured Security	—	5,355,699	—	5,355,699
Investment Companies	58,427,110	12,659,994	—	71,087,104
Total Investments, at Value	77,907,336	27,171,032	—	105,078,368
Other Financial Instruments:
Swaps, at value	—	326,700	—	326,700
Futures contracts	119,385	—	—	119,385
Total Assets	$78,026,721	$27,497,732	$—	$105,524,453
Liabilities Table
Other Financial Instruments:
Futures contracts	$(322,509)	$—	$—	$(322,509)
Total Liabilities	$(322,509)	$—	$—	$(322,509)

38        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

39        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 5.0% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

40        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$105,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

41        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 45% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

42        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $78,913 and $80,972, respectively.

43        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no forward currency exchanges contracts outstanding.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $14,974,156 and $2,123,291 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

44        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,538 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

45        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage)

46        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $3,400,666 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $260,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared

47        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

48        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of
		Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citibank NA	$326,700	$–	$–	$(260,000)	$66,700

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$326,700
Equity contracts	Variation margin receivable	21,955	*
Interest rate contracts	Variation margin receivable	14,867	*	Variation margin payable	$7,891	*
Total		$363,522			$7,891

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Equity contracts	$(9,289)	$—	$315,498
Forward currency exchange contracts	—	(22,300)	—
Interest rate contracts	—	—	(35,323)
Volatility contracts	—	—	(109,828)
Total	$(9,289)	$(22,300)	$170,347

49        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives	Forward
Not Accounted	currency
for as Hedging	exchange	Swap
Instruments	contracts	contracts	Total
Equity contracts	$—	$293,075	$599,284
Forward currency exchange contracts	7,406	—	(14,894)
Interest rate contracts	—	—	(35,323)
Volatility contracts	—	—	(109,828)
Total	$7,406	$293,075	$439,239

*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted
for as Hedging	Futures	Swap
Instruments	contracts	contracts	Total
Equity contracts	$96,704	$306,821	$403,525
Interest rate contracts	(107,596)	—	(107,596)
Total	$(10,892)	$306,821	$295,929

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	2,147,348	$20,749,767	455,566	$4,338,187
Dividends and/or distributions reinvested	51,435	495,486	9,065	85,808
Redeemed	(366,807)	(3,539,657)	(117,551)	(1,121,851)
Net increase	1,831,976	$17,705,596	347,080	$3,302,144

Class C
Sold	677,335	$6,531,573	103,132	$979,886
Dividends and/or distributions reinvested	13,589	130,728	1,753	16,571
Redeemed	(87,455)	(844,296)	(7,894)	(75,436)
Net increase	603,469	$5,818,005	96,991	$921,021

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7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	9,953	$96,460	—	$—
Dividends and/or distributions reinvested	44	425	—	—
Redeemed	(35)	(332)	—	—
Net increase	9,962	$96,553	—	$—

Class R
Sold	76,765	$741,659	56,885	$548,793
Dividends and/or distributions reinvested	4,153	39,838	1,334	12,592
Redeemed	(29,083)	(280,488)	(840)	(7,928)
Net increase	51,835	$501,009	57,379	$553,457

Class Y
Sold	3,242,230	$31,387,433	11,220	$108,284
Dividends and/or distributions reinvested	45,764	441,860	296	2,798
Redeemed	(261,506)	(2,527,692)	(46)	(447)
Net increase	3,026,488	$29,301,601	11,470	$110,635

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$74,577,894	$28,989,790

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017
Up to $500 million	0.65%
Next $500 million	0.60
Next $4 billion	0.55
Over $5 billion	0.50

Fee Schedule Effective April 3, 2017
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.45

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

51        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act.

52        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
October 31, 2017	$44,819	$913	$3,337	$—

Waivers and Reimbursements of Expenses. Prior to April 3, 2017, the Manager contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.90% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.70% for Class Y shares, as calculated on the daily net assets of the Fund.

Effective April 3, 2017, these amounts were updated to the following 0.85% for Class A shares, 1.65% for Class C shares, 0.60% for Class I shares, 1.15% for Class R shares and

53        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

0.65% for Class Y shares, as calculated on the daily net assets of the Fund.

Effective October 1, 2017, the Manager has contractually agreed to waive fees and/ or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.75% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$30,365
Class C	12,598
Class I	18
Class R	3,772
Class Y	20,070

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$7,605
Class C	502
Class R	116
Class Y	1,414

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $255,728 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

54        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi-Asset Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Asset Income Fund, including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from December 1, 2014 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Asset Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from December 1, 2014 to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

55        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 22.18% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $698,634 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,102,317 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing

57        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Dokyoung Lee, Benjamin Rockmuller and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the allocation 30% to 50% equity category. The Board noted that the Fund’s one-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load allocation 30% to 50% equity funds with comparable asset levels and distribution features. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, and 0.75% for Class Y shares, and 0.70% for Class I shares and that the expense

58        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, after waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources
Oppenheimer Global Multi-Asset Income Fund	4/27/17	51.8%	0.0%	42.4%
Oppenheimer Global Multi-Asset Income Fund	5/30/17	0.0%	0.0%	100.0%
Oppenheimer Global Multi-Asset Income Fund	6/29/17	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	7/28/17	88.8%	0.0%	11.2%
Oppenheimer Global Multi-Asset Income Fund	8/30/17	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	9/28/17	97.1%	0.0%	2.9%

61        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2014) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of

62        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2014) Year of Birth: 1965	Chief Investment Officer, Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013) as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994- 2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

69        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds® The Right Way to invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1637.001.1017 December 21, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $46,200 in fiscal 2017 and $40,400 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $6,693 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $1,295,694 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017